                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON. DC 20549

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)      June 19, 1998
                                                -------------------------------

                        AMERICAN FILM TECHNOLOGIES, INC.
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-9748                 23-2359277
-------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No)


           4105 Sorrento Valley Boulevard, San Diego, California 92121
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code        (619)623-0830
                                                   ----------------------------


-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Accountants.

         (a) On June 19, 1998, Registrant's auditors, Ernst & Young, LLP ("E&Y") advised Registrant by letter that the client-auditor relationship between Registrant and E&Y had ceased, which Registrant deems to be a resignation. E&Y also advised that the "decision was made by our (E&Y's) area leadership to terminate at this time so as to allow the Company enough time to select new auditors for the fiscal year ending June 30, 1998." The report of E&Y for the fiscal years ended June 30, 1996 and June 30, 1997 included a "going concern" qualification arising from the Registrant's petition for reorganization under Chapter 11 of the United States Bankruptcy Code filed on October 15, 1993, the approval of a Plan of Reorganization by the bankruptcy court on October 6, 1995 and the Company's continuing need of additional funds to finance its ongoing operations. There were no disagreements between Registrant and E&Y during the Registrant's most recent fiscal years and subsequent periods preceding the resignation relating to any matter of accounting principles or practices, financial disclosure or auditing scope or procedure. The Registrant has not yet retained a new independent auditing firm.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            American Film Technologies, Inc.



Date:  July 2, 1998                         By: /s/ Gerald M. Wetzler
                                               ---------------------------
                                                Gerald M. Wetzler
                                                Chief Executive Officer

                              EXHIBITS TO FORM 8-K


                        AMERICAN FILM TECHNOLOGIES, INC.

(16) Letter re Change in Certifying Accountants. Letter dated June 18, 1998 from Ernst & Young LLP.